Exhibit 99.1

Press Information The Dow Chemical Company Global Dow Center 2211 H.H. Dow Way Midland, MI 48674 dow.com

Dow to Redeem All Outstanding 8.55% Notes Due 2019

MIDLAND, Mich. – November 30, 2018 – The Dow Chemical Company (the “Company” or “Dow”) announced today a full redemption of the Company’s outstanding 8.55% Notes due 2019 (the “Notes”) issued pursuant to an Indenture dated as of May 1, 2008 , as supplemented by a first supplemental indenture dated as of November 30, 2018 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The amount of such redemption in full shall be equal to the principal amount of such Notes that remain outstanding following the expiration, on December 4, 2018, of a five day any and all tender offer for such Notes, launched on November 28, 2018.

Pursuant to the terms of the Indenture, such remaining outstanding Notes will be redeemed in full on December 30, 2018 (the “Redemption Date”) at a redemption price equal to the greater of (1) 100% of the principal amount thereof, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such interest payments accrued as of the Redemption Date), discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes and determined on the third business day prior to the Redemption Date) plus 50 basis points, as set forth in the Notes, along with accrued and unpaid interest up to, but not including, the Redemption Date. On the Redemption Date and upon the Company’s payment of the redemption price, all rights of holders with respect to the Notes being redeemed will terminate, except for the right to receive payment of the applicable redemption price upon surrender of the Notes for redemption.

Copies of the notice of redemption can be obtained from the Bank of New York Mellon Trust Company, N.A. by calling Bondholder Relations at (800) 254-2826.

About Dow

Dow combines science and technology knowledge to develop premier materials science solutions that are essential to human progress. Dow has one of the strongest and broadest toolkits in the industry, with robust technology, asset integration, scale and competitive capabilities that enable it to address complex global issues. Dow’s market-driven, industry-leading portfolio of advanced materials, industrial intermediates, and plastics businesses deliver a broad range of differentiated technology-based products and solutions for customers in high-growth markets such as packaging, infrastructure, and consumer care. Dow is a subsidiary of DowDuPont (NYSE: DWDP), a holding company comprised of Dow and DuPont with the intent to form three strong, independent, publicly traded companies in agriculture, materials science and specialty sectors. More information can be found at www.dow.com.

Cautionary Statement About Forward-Looking Statements

Certain statements in this communication, other than purely historical information, including estimates, projections, statements relating to business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the federal securities laws, including the Securities Act, the Exchange Act and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking

®™ Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow statements often address expected future business and financial performance, financial condition, and other matters, and often contain words such as “believe,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “seek,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” “target” and similar expressions, and variations or negatives of these words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements.

Forward-looking statements include, but are not limited to, expectations as to future sales of Dow’s products; the ability to protect Dow’s intellectual property in the United States and abroad; estimates regarding Dow’s capital requirements and need for and availability of financing; estimates of Dow’s expenses, future revenues and profitability; estimates of the size of the markets for Dow’s products and services and Dow’s ability to compete in such markets; expectations related to the rate and degree of market acceptance of Dow’s products; the outcome of certain Dow contingencies, such as litigation and environmental matters; estimates of the success of competing technologies that may become available and expectations regarding the separations and distributions and the benefits and costs associated with each of the foregoing.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are based on certain assumptions and expectations of future events which may not be realized and speak only as of the date the statements were made. In addition, forward-looking statements also involve risks, uncertainties and other factors that are beyond Dow’s control that could cause Dow’s actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, but are not limited to: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect, defend and enforce Dow’s intellectual property rights; increased competition; changes in relationships with Dow’s significant customers and suppliers; unanticipated expenses such as litigation or legal settlement expenses; unanticipated business disruptions; Dow’s ability to predict, identify and interpret changes in consumer preferences and demand; Dow’s ability to realize the expected benefits of the separations and distributions; Dow’s ability to complete proposed divestitures or acquisitions; Dow’s ability to realize the expected benefits of acquisitions if they are completed; the availability of financing to Dow in the future and the terms and conditions of such financing; and disruptions in Dow’s information technology networks and systems. Additionally, there may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. For further discussion of certain important factors that could cause actual results or events to differ materially from those anticipated, please consult the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q of Dow. Dow disclaims and does not assume or undertake any obligation to publicly provide revisions or updates to any which forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

For further information:

Investors:	Media:
Neal Sheorey	Rachelle Schikorra
+1 989-636-6347	+1 989-638-4090
nrsheorey@dow.com	ryschikorra@dow.com

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